ANNUAL SHAREHOLDERS’ MEETING NOVEMBER 26, 2018 An Inflection Point

Peggy Melville An Inflection Point 2

ANNUAL SHAREHOLDERS’ MEETING NOVEMBER 26, 2018 An Inflection Point

Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements often include words such as “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Forward-looking statements are not historical facts but instead represent management’s current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements, include expected cost savings, synergies and other financial benefits from acquisitions might not be realized within the expected time frames or at all, and costs or difficulties relating to integration matters might be greater than expected; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in HomeTrust’s latest annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission- which are available on our website at www.hometrustbanking.com and on the SEC’s website at www.sec.gov. Any of the forward-looking statements that we make in this presentation or our SEC filings are based upon management’s beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2019 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us and could negatively affect our operating and stock performance. An Inflection Point 4

HomeTrust Bancshares, Inc. Overview Headquarters: Asheville, NC Exchange/Ticker: NASDAQ: HTBI Number of Founded: 1926 525 Employees: Locations: 43 (NC, SC, VA, TN) Stock Price: $26.01 Total Assets: $3.4 billion Price to TBV: 126% Total Loans: $2.6 billion Market Cap: $484.8 million Average Daily Total Deposits: $2.2 billion 43,998 Volume: Outstanding Shares: 5,749,220 18,640,425 Shares Repurchased (since Feb 19, 2013) or approx. 26% Financial data as of September 30, 2018 Market data as of November 21, 2018 An Inflection Point 5

Foundation for Growth and Performance Over the past six years we have: • Added 7 larger growing markets with 23 locations and $1.7 billion in assets • Hired key experienced team members to buildout infrastructure to transition from rural thrift to commercial bank in metro markets • Hired 36 new Commercial Revenue Producers to grow commercial lending • Grown to the 2nd largest community bank headquartered in NC • Become the only remaining bank headquartered in Asheville, NC An Inflection Point 6

Current Focus pFoundation for growth and performance Value Creation for Shareholders • EPS growth • Increasing franchise value • Investing in the future with enhanced/new lines of business • Core deposit growth • Noninterest income growth • Opportunistic acquisition strategy • Reinitiating stock buyback program – July 2018 • Initiating quarterly cash dividends – November 2018 An Inflection Point 7

613% Increase in Market Strong Footprint for Growth Population since 2012 An Inflection Point 8

Improving Earnings Performance Dollars in thousands $35,000 $1.70 $1.64 $31,160 $1.50 $30,000 $1.38 4-Year EPS CAGR of 33% $1.30 $25,000 $25,886 $1.10 $20,000 $0.94 $23,370 $0.90 $0.70 $15,000 $0.70 $0.49 $0.61 $0.61 $0.50 $12,228 $11,784 $17,111 $10,000 $9,746 $0.30 $8,256 $7,790 $5,000 Net Income $0.10 $- $(0.10) FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 Q1 FY19 Net Income - Annualized Net Income - Adjusted See Non-GAAP Disclosure Appendix Diluted EPS - Adjusted An Inflection Point 9

ROA Trajectory – Adjusted Return on Assets1 1.00% ROA increased 185.2% from FY14 0.94% 0.90% 0.80% 0.80% 0.70% 0.60% 0.58% 0.49% 0.50% 0.47% 0.45% 0.40% 0.30% 0.20% 0.10% 0.00% FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 Q1 FY19 (2) (1) See Non-GAAP Disclosure Appendix (2) Unadjusted ROA for Q1 FY19 An Inflection Point 10

Improving Noninterest Income Ratio 0.75% 31% Increase 0.68% 0.65% 0.61% 0.53% 0.55% 0.52% 0.52% 0.50% 0.45% 0.35% 0.25% FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 Q1 FY19 An Inflection Point 11

Reducing Noninterest Expense Ratio 3.20% 3.13% 16% Decrease 3.10% 3.02% 3.00% 2.89% 2.90% 2.80% 2.80% 2.70% 2.63% 2.64% 2.60% 2.50% 2.40% 2.30% FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 Q1 FY19 An Inflection Point 12

Loan Highlights – Fiscal 2018 Loan Portfolio Growth: . Organic loan growth of 8% ($171MM) . 24% growth in C&I loans ($28MM) . 17% growth in CRE ($127MM) . 23% growth in indirect auto loans ($32MM) Over the Past 12 Months: . Added 13 Commercial Revenue Producers . Added 12 Mortgage Loan Officers . New Greensboro Commercial Loan Production Office with focus on C&I lending . New SBA 7(a) loan program - Team of 4 now in place since January 2018 . New Equipment Finance line of business - Team of 5 now in place since May 2018 An Inflection Point 13

New SBA Line of Business Strategy . Provides Net Gain on Sale additional Dollars in thousands lending products $1,200 for deeper 1st Quarter Fiscal 2018 Fiscal 2019 $1,000 customer service $1.1 million $898,000 . Government guaranty, $800 typically at 75% of the gross loan $600 amount $898 . Sale of the $400 guaranteed 1 $500 portion of the $200 $310 loan can drive 1 $244 $18 high levels of $0 noninterest 1 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 income An Inflection Point 14

New Equipment Finance Strategy Quarter-End Portfolio Balance . $90,000 5.30% Originated over 5.24% $70 million since $80,000 5.20% 5.17% January 2018 $70,000 5.03% 5.10% . Typical transaction $60,000 size ranges from 5.00% $25,000 to $1 $50,000 million, with an 4.81% 4.90% average size of $40,000 $80 mil 4.80% $200,000 $30,000 $53 mil . 4.70% Short duration $20,000 product with an $23 mil 4.60% average term $10,000 $5 mil of 60 months $0 4.50% Mar 2018 Jun 2018 Sep 2018 Dec 2018 (1) Avg Gross Receivable Avg Yield Projected Avg Gross Receivable (1) Projections are based on current receivables and current pipeline An Inflection Point 15

Transitioning to a Community Bank Loan Portfolio Increased commercial loan portfolio Dollars in millions by $924 million or 241% since 2013 $3,000 5-Year CAGR of 16.71% $2,500 $2,000 $1,500 Loan Balance Loan $1,150 $1,307 $750 $700 $1,000 $615 $518 $556 $411 $383 $336 $459 $223 $200 $182 1-4 Family $500 HELOCs & Other $621 $602 $660 $650 $624 $684 $664 Consumer Commercial $- FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 Fiscal Year An Inflection Point 16

Total Loan Production $1 Dollars in thousands $983 Billion Million $20,228 1,000,000 $17,251 $28,453 $21,038 $84,707 $99,558 $49,794 $60,118 800,000 $697 Million $11,118 $305,153 $289,983 $528 $87,844 600,000 Million $54,598 $15,282 $53,010 $320 $49,841 $216,033 400,000 Million $15,814 $213,341 $33,324 $9,598 $524,264 $520,786 200,000 $191,199 $325,537 $194,887 $68,122 0 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 Commercial 1-4 Family HELOC/Consumer Indirect Auto Municipal Finance SBA Equipment Finance An Inflection Point 17

Transition of Deposit Portfolio Mix Dollars in $1,000,000 Total Total Total Total Total Total 90% thousands Deposits: Deposits: Deposits: Deposits: Deposits: Deposits: $1,154,749 $1,583,046 $1,872,126 $1,802,696 $2,048,451 $2,196,253 $900,000 80% 77.44% 76.50% $800,000 75.45% 70% 69.18% $700,000 60% 59.94% $600,000 53.20% 50% $500,000 40% $400,000 30% $300,000 20% $200,000 $100,000 10% $- 0% 2013 2014 2015 2016 2017 2018 Time Deposits $540,387 $634,154 $577,075 $442,649 $462,146 $516,152 Money Market/Savings $357,876 $530,221 $703,622 $731,137 $806,756 $890,915 Checking Accounts $256,486 $418,671 $591,429 $628,910 $779,549 $789,186 Core Deposits % 53.20% 59.94% 69.18% 75.45% 77.44% 76.50% (excludes time deposits) An Inflection Point 18

Year Ended June 30, 2018 Highlights (Dollars in thousands, except per share amounts) Year Ended Change As Reported 06/30/2018 06/30/2017 Amount Percent Net Income (2) $ 8,235 $ 11,847 $ (3,612) (30%) EPS - diluted $ 0.44 $ 0.65 $ (0.21) (32%) ROA 0.25% 0.40% (0.15%) (38%) Net interest margin (tax equivalent) 3.43% 3.49% (0.06%) (2%) Efficiency ratio 70.93% 84.12% Core Earnings (1) Net Income (2) $ 25,886 $ 17,111 $ 8,775 51% EPS - diluted $ 1.38 $ 0.94 $ 0.44 47% ROA 0.80% 0.58% 0.22% 38% Noninterest income (as reported) $ 19,672 $ 16,107 $ 3,565 22% Efficiency ratio 70.12% 75.48% (1) See Non-GAAP Disclosure Appendix. (2) As required by the Tax Cuts and Jobs Act, net income for the year ended June 30, 2018 includes income tax expense at a blended federal corporate tax rate of 27.5%. Beginning July 1, 2018 the Company began using the new federal corporate tax rate of 21%. Source: Company documents previously filed with the SEC An Inflection Point 19

Quarter Ended September 30, 2018 Highlights (Dollars in thousands, except per share amounts) Quarter Ended Change As Reported 09/30/2018 09/30/2017 Amount Percent Net Income $ 7,790 $ 5,567 $ 2,223 40% EPS - diluted $ 0.41 $ 0.30 $ 0.11 37% ROA 0.94% 0.70% 0.24% 34% Noninterest income $ 5,613 $ 4,262 $ 1,351 32% Organic Loan Growth $ Growth $ 76,797 $ 43,175 $ 33,622 78% % Growth (annualized) 13.02% 7.89% 5.13% 65% Source: Company documents previously filed with the SEC An Inflection Point 20

HTBI Value Drivers for Shareholders 1. EPS Growth 2. Proven ability to grow organically 3. Proven ability to grow through M&A 4. Footprint in attractive metro markets with strong growth 5. Strong experienced team of revenue producers 6. Diversified loan portfolio including equipment finance/C&I lending 7. Strong asset quality and credit discipline 8. Attractive core deposit mix and cost 9. Noninterest income growth from mortgage banking and SBA lending 10.Capital, credit, compliance strength for continued growth 11.Second largest community bank headquartered in North Carolina 12.Strong culture of alignment and teamwork, built on the outstanding character and competence of team members Focused on Creating Value for Our Shareholders! An Inflection Point 21

Questions and Comments . In accordance with the Rules of Conduct, each shareholder or proxyholder has an opportunity to ask questions or make comments. . After you are recognized, proceed to the microphone. Please identify yourself by stating your name and whether you are a shareholder or hold the proxy for a shareholder. . In order to provide all shareholders an opportunity to speak, questions and/or comments should be limited to two minutes per shareholder. . Please direct all questions and comments to the Chairman, President and Chief Executive Officer. An Inflection Point 22

THANK YOU SHAREHOLDERS AND HOMETRUST TEAM! An Inflection Point

NON-GAAP DISCLOSURE APPENDIX An Inflection Point 24

Non-GAAP Disclosure Reconciliation In addition to results presented in accordance with generally accepted accounting principles utilized in the United States ("GAAP"), this presentation contains certain non-GAAP financial measures, which include: the efficiency ratio; tangible book value; tangible book value per share; tangible equity to tangible assets ratio; net income excluding merger-related expenses, certain state income tax expense, adjustments for the change in federal tax law, and gain from the sale of premises and equipment; and earnings per share ("EPS"), return on assets ("ROA"), and return on equity ("ROE") excluding merger- related expenses, certain state income tax expense, adjustments for the change in federal tax law, and gain from the sale of premises and equipment. The Company believes these non-GAAP financial measures and ratios as presented are useful for both investors and management to understand the effects of certain items and provides an alternative view of the Company's performance over time and in comparison to the Company's competitors. The Company believes these measures facilitate comparison of the quality and composition of the Company's capital and earnings ability over time and in comparison to its competitors. These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for total stockholders' equity or operating results determined in accordance with GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. An Inflection Point 25

Non-GAAP Disclosure Reconciliation Set forth below is a reconciliation to GAAP of tangible book value, tangible book value per share, and share price to tangible book: An Inflection Point 26

Non-GAAP Disclosure Reconciliation Set forth to the right is a reconciliation to GAAP net income, EPS, ROE, and ROA as adjusted to exclude merger-related expenses, certain state tax expense, adjustments for the change in federal tax law, gain on sale of premises and equipment, impairment charges for branch consolidation, and recovery of loan losses: An Inflection Point 27

Non-GAAP Disclosure Reconciliation Set forth below is a reconciliation to GAAP of our efficiency ratio: An Inflection Point 28